                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    Form 8-K
                                 Current report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                 Date of Report:
                                 April 24, 2003

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                               CELADON GROUP, INC.

          Delaware                       0-23192                 13-3361050
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     Of incorporation)                                       Identification No.)


                                One Celadon Drive
                             Indianapolis, IN 46235
                  (Address, including zip code, of registrant's
                           principal executive office)


                                 (317) 972-7000
                         (Registrant's telephone number,
                              including area code)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

                  Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

                  Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  Not applicable.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

                  Not applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

                  Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits


EXHIBIT NUMBER       EXHIBIT TITLE
99.1                 Celadon Group, Inc. press release announcing third
                     quarter financial and operating results

ITEM 8.  CHANGE IN FISCAL YEAR

                  Not applicable

ITEM 9.  REGULATION FD DISCLOSURE

         The following information regarding the press release of Celadon Group, Inc. (the "Company") announcing its third quarter financial and operating results is intended to be furnished under Item 12, "Results of Operations and Financial Condition," but is instead being furnished pursuant to Item 9 in accordance with the interim guidance contained in Securities Exchange Commission Release No. 33-8216. The information contained in this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On Thursday, April 24, 2003, Celadon Group, Inc., a Delaware corporation (the "Company"), released its third quarter financial and operating results (the "Press Release") after the close of the market and will be holding a live conference call to discuss the Press Release and other matters on Friday, April 25, 2003, at 11:00 a.m. ET. A copy of the Press Release is attached to this report as Exhibit 99.1.

         The information herein (including the exhibits hereto) and the statements by Company representatives during the conference call contain "forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actually results may differ from those anticipated by forward-looking statements. Please refer to the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission for information concerning risks, uncertainties and other factors that may affect future results.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     Celadon Group, Inc.


                                                      /s/Stephen Russell
                                                      ------------------
                                                       Stephen Russell
                                            Chairman and Chief Executive Officer


Dated:  April 30, 2003

EXHIBIT INDEX



99.1 Celadon Group, Inc. Press Release announcing third quarter financial and operating results